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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  November 21, 2005

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

           Nevada                    333-32874               23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File          (IRS Employer
     of Incorporation)               Number)           Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File          (IRS Employer
     of Incorporation)                Number)          Identification Number)


         2215 B Renaissance Drive
                 Suite 5
            Las Vegas, Nevada                                     89119
------------------------------------------               -----------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (702) 966-4246

         (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

Beginning in September 2005 the number of bankruptcy petition filings has been significantly higher than average, as borrowers rushed to file their petitions before the new bankruptcy law took effect on October 17, 2005. The Servicer estimates that the increase in bankruptcy petition filings principally reflects an acceleration of losses that the trust would otherwise have expected to occur in later periods. The Servicer expects the trust to experience an increase of Defaulted Amounts in the fourth quarter of 2005 as a result of the recent increase in the number of customers filing for bankruptcy protection. The increase in Defaulted Amounts will result in a decline in excess spread in the fourth quarter in general and for the month of December (reported in January) in particular. However, based on the current levels of excess spread, financial projections and other considerations, the Servicer does not expect any individual securitization to experience an early amortization event.

The Series 2003-A Reserve Account Funding Date has been postponed as a result of the postponement of the beginning of the Controlled Accumulation Period pursuant to the terms of the Series 2003-A Indenture Supplement. The Reserve Account Funding Date began on the October 2005 payment date. The Controlled Accumulation Period is expected to begin at the close of business on November 30, 2005.

The Series 2003-B Reserve Account Funding Date has been postponed as a result of the postponement of the beginning of the Controlled Accumulation Period pursuant to the terms of the Series 2003-B Indenture Supplement. The Reserve Account Funding Date is expected to begin on the February 2006 payment date and the Controlled Accumulation Period is expected to begin at the close of business on March 31, 2006.


Item 9.01. Financial Statements and Exhibits

      The following exhibit is furnished herewith:

      21 Monthly Servicer's Certificate issued on November 21, 2005 for the monthly period of October 1, 2005 through October 31, 2005, relating to the Series 2001-A, 2003-A, 2003-B, 2003-D and AdvantaSeries Asset Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Article V of the Series 2001-A, 2003-A, 2003-B, 2003-D and AdvantaSeries Indenture Supplements dated as of April 1, 2001, February 1, 2003, June 1, 2003, December 1, 2003 and November 1, 2004 respectively.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ADVANTA BUSINESS CARD MASTER TRUST

                                     By: Advanta Bank Corp., as attorney-in-fact

                                     By: /s/ Michael Coco
                                         ____________________________________
                                     Name:  Michael Coco
                                     Title: Vice President and Treasurer

                                     ADVANTA BUSINESS RECEIVABLES CORP.

                                     By: /s/ Susan A. McVeigh
                                         ____________________________________
                                     Name:  Susan McVeigh
                                     Title: Vice President and Treasurer

Dated: November 21, 2005

                                  Exhibit Index

Exhibit No.                                                                             Page
-----------                                                                             ----
   21.1         Monthly Servicer's Certificate dated November 21, 2005 prepared by       5
                the Servicer and sent to the Indenture Trustee pursuant to Article V of the Series 2001-A, 2003-A, 2003-B, 2003-D and AdvantaSeries
                Indenture Supplements covering the monthly period of October 1, 2005 through October 31, 2005.